Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Rahul Mathur, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Rambus Inc. on Form 10-K/A for the fiscal year ended December 31, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Rambus Inc.
Date: March 29, 2021

By:	/s/ Rahul Mathur
Name:	Rahul Mathur
Title:	Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)